 abrdn U.S. Sustainable Leaders Smaller Companies Fund

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This notice is to inform you that at a meeting held on December 13, 2023, the Board of Trustees (the “Board”) of abrdn Funds (the “Trust”) approved a change in the name of abrdn U.S. Sustainable Leaders Smaller Companies Fund (the “Fund”), a series of the Trust, and certain other changes. Such changes will take effect on or about February 29, 2024 (the “Effective Date”).

As of the Effective Date, the Fund’s name will be “abrdn Focused U.S. Small Cap Equity Fund”. In connection with the Fund’s name change, the Fund’s policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. Companies that abrdn Inc. (the “Adviser”) considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria will change to a policy of investing at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $3.87 million to $7.87 billion as of December 31, 2022.

More information regarding these changes is included in the Supplement to the Fund’s Statutory Prospectus, which is included with this notice. An amended and restated Statutory Prospectus will be available for the Fund following the Effective Date.

Dated: December 15, 2023

abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Smaller Companies Fund

(the “Fund”)

Supplement dated December 15, 2023 to the Fund’s Statutory Prospectus dated February 28, 2023, as supplemented to date

On December 13, 2023, the Board of Trustees (the “Board”) of the Trust considered and approved (i) a change in the Fund’s name, (ii) modifications to the Fund’s principal investment strategies, (iii) changes to the Fund’s benchmark, and (iv) changes to the Fund’s portfolio managers, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 29, 2024 (the “Effective Date”).

Additionally, starting on the Effective Date, in connection with the changes to the principal investment strategies, the Fund’s portfolio management team expects the Fund’s portfolio will need to be repositioned and indirect trading costs are expected to be incurred in the repositioning. An amended and restated Statutory Prospectus will be available for the Fund following the Effective Date.

As of the Effective Date, the Statutory Prospectus is hereby revised as follows:

Name Change and 80% Policy Change of the Fund

On the Effective Date, the Fund’s name will change from the abrdn U.S. Sustainable Leaders Smaller Companies Fund to the abrdn Focused U.S. Small Cap Equity Fund and the Fund’s current non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by smaller U.S. Companies that abrdn Inc. (the “Adviser”) considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria will change to a non-fundamental policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $3.87 million to $7.87 billion as of December 31, 2022.

Additionally, all references to “abrdn U.S. Sustainable Leaders Smaller Companies Fund” in the Statutory Prospectus will be changed to “abrdn Focused U.S. Small Cap Equity Fund.”

Principal Strategies Changes

The following will replace the paragraphs under the section titled “Summary—abrdn U.S. Sustainable Leaders Smaller Companies Fund—Principal Strategies” in the Statutory Prospectus beginning on page 2:

As a non-fundamental policy, under normal circumstances, the Focused U.S. Small Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. The Fund will be managed pursuant to a “focused” strategy whereby the Fund’s investment adviser will typically invest the Fund’s assets in a small number of issuers. Generally, the Fund expects to hold approximately 35 to 45 issuers.

For purposes of the Fund’s 80% policy, a company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

● the company is organized under the laws of, or has its principal office in the United States;

● the company has its principal securities trading market in the United States; and/or

● the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies include in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $3.87 million to $7.87 billion as of December 31, 2022.

Some companies may outgrow the definition of a small company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. While the Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Fund also may invest in foreign securities and securities of larger companies.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund may also invest in larger companies and non-U.S. companies, including primarily Canadian companies.

In seeking to achieve the Fund’s investment objective, the Adviser invests in quality companies and is an active, engaged owner. The Adviser uses a quantitative screen to help identify an opportunity set of high quality attractively valued companies. The Adviser then evaluates every company against its own quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. The Adviser seeks to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality is not yet fully recognized by the market.

Principal Risks Changes

The following will replace the paragraphs in the section titled “Summary — abrdn U.S. Sustainable Leaders Smaller Companies Fund — Principal Risks” in the Statutory Prospectus beginning on page 4:

The Focused U.S. Small Cap Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Focus Risk — Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services. For more information about the risks of other infrastructure-related sectors, see also “Concentration Risk” and “Infrastructure-Related Investments Risk” above.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Portfolio Management Changes

The following will be added to the table under the section titled “Summary — abrdn U.S. Sustainable Leaders Smaller Companies Fund — Portfolio Managers” in the Statutory Prospectus on page 7:

Name	Title	Served on the Fund Since
Scott Eun, CFA®	Senior Investment Director	2024

Fund Management Changes

The following biographical information for Scott Eun will be added to the section titled “Fund Management — Portfolio Management — abrdn U.S. Small Cap Equity Fund, abrdn U.S. Sustainable Leaders Fund and abrdn U.S. Sustainable Leaders Smaller Companies Fund” in the Statutory Prospectus beginning on page 150:

Portfolio Manager	Funds
Scott Eun, CFA®, Senior Investment Director
Scott Eun is a Senior Investment Director at abrdn responsible for the US Small and Mid-Cap strategies. Scott began his career in management consulting with APM Incorporated in New York before getting his MBA. After business school, Scott began his investment career in venture capital at Atlantic Medical Capital. He then began his public investing career at AIG/SunAmerica Asset Management as a healthcare equity analyst and then moved to mutual fund family, The Dreyfus Corporation. Prior to joining the company in 2007, Scott was at Lehman Brothers Equity Strategies, where he was a co-manager of a long/short equity fund. Scott has an MBA from The Wharton School of Business, University of Pennsylvania and a BA in Economics from Harvard College.	abrdn Focused U.S. Small Cap Equity Fund

Please retain this Supplement for future reference.

abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Smaller Companies Fund

(the “Fund”)

Supplement dated December 15, 2023 to the Fund’s Statement of Additional Information (“SAI”) dated

February 28, 2023, as supplemented to date

On December 13, 2023, the Board of Trustees (the “Board”) of the Trust considered and approved (i) a change in the Fund’s name, (ii) modifications to the Fund’s principal investment strategies, (iii) changes to the Fund’s benchmark, and (iv) changes to the Fund’s portfolio managers, with such changes to take effect as of the date of effectiveness of an amendment to the Trust’s registration statement, which is anticipated to be on or about February 29, 2024 (the “Effective Date”).

Additionally, starting on the Effective Date, in connection with the changes to the principal investment strategies, the Fund’s portfolio management team expects the Fund’s portfolio will need to be repositioned and indirect trading costs are expected to be incurred in the repositioning. An amended and restated SAI will be available for the Fund following the Effective Date.

As of the Effective Date, the SAI is hereby revised as follows:

Name Change of the Fund

All references to “abrdn U.S. Sustainable Leaders Smaller Companies Fund” will be changed to “abrdn Focused U.S. Small Cap Equity Fund.”

Please retain this Supplement for future reference.